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                                                                   Exhibit 23(b)

                          CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Primestar, Inc.

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Prospectus.

/s/ KPMG LLP

KPMG LLP
Denver, Colorado
April 15, 1999